                                                                   EXHIBIT 10.13

                                 (Face of Note)

               10% Senior Subordinated Pay-In-Kind Notes due 2007
No. 1

                                                                CUSIP: 693758AE4
                                                             ISIN:  US693758AE42

                      PACIFIC AEROSPACE & ELECTRONICS, INC.

promises to pay to Cede & Co. or registered assigns, the principal sum of Fifteen Million Dollars ($15,000,000) on November 1, 2007.

Interest Payment Dates:  May 1 and November 1

Record Dates: April 15 and October 15





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        IN WITNESS WHEREOF, Pacific Aerospace & Electronics, Inc. has caused this instrument to be duly executed.


                                 PACIFIC AEROSPACE & ELECTRONICS, INC.


                                 By: /s/ Donald Wright
                                     -------------------------------------------
                                     Donald Wright
                                     Chief Executive Officer and President


                                 By: /s/ Charles A. Miracle
                                     -------------------------------------------
                                     Charles A. Miracle
                                     Chief Financial Officer and Vice President-
                                     Finance

This is one of the 10% Senior Subordinated Pay-In-Kind Notes referred to in the within-mentioned Indenture:

U.S. Bank National Association,
as Trustee


By: /s/ Frank P. Leslie, III
    ---------------------------
    Name:  Frank P. Leslie, III
    Title: Vice President


Dated: March 19, 2002



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               10% Senior Subordinated Pay-In-Kind Notes due 2007

        THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OR A DEPOSITARY OR A SUCCESSOR DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN CERTIFICATED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

        1. Interest. Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), promises to pay interest on the principal amount of this Note (as set forth in this Section below) at ten percent (10%) per annum (increased as provided in the final paragraph of this Section 1) from March 19, 2002 until maturity. The Company will pay interest semi-annually on May 1 and November 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date").

        On each Interest Payment Date the Company shall, in lieu of the payment of interest in cash on the Notes, pay interest on all outstanding Notes in whole, but not in part, through the issuance of additional 10% Senior Subordinated Pay-In-Kind Notes ("PIK Notes"), in denominations (rounded, if necessary to the nearest dollar) of $1 and integral multiples thereof, in an aggregate principal amount equal to the amount of interest that would be payable with respect to such Notes if such interest were paid in cash. On each such Interest Payment Date, the Company shall issue and deliver PIK Notes to the Trustee in the name of each holder of PIK Notes ("Holder") (in an aggregate amount of interest then due such Holder) as of the relevant Record Date in the aggregate principal amount required to pay such interest. Each PIK Note is an additional obligation of the Company, is guaranteed by each of the Guarantors and shall be governed by, and entitled to the benefits of, and shall be subject to the terms of, the
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Indenture and shall rank pari passu with and be subject to the same terms
(including the interest rate from time to time payable thereon) as the Notes with respect to which such PIK Notes were issued (except, as the case may be, with respect to the issuance date and aggregate principal amount). At all times after the Company has issued PIK Notes, the term "Notes" shall also include any issued and outstanding PIK Notes.

        Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The first Interest Payment Date shall be May 1, 2002. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful in accordance with Section 2.12 of the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

        Notwithstanding the foregoing, in the event that the Series C Preferred Stock of the Company is not converted into Common Stock, par value of $0.001 per share, pursuant to the terms of such Series C Preferred Stock (the "Automatic Conversion") on or prior to June 1, 2002, the Company, without any further action by the Trustee or any Holder, shall pay interest on the principal amount of this Note at an increased rate equal to fourteen percent (14%) per annum from and after such time until the Automatic Conversion takes place. The Company shall promptly notify the Trustee and the Holders in writing upon the occurrence of the Automatic Conversion.

        2. Method of Payment. The Company will pay interest on the Notes to the Persons who are registered Holders of Notes at the close of business on the April 15 or October 15 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal and premium, if any, at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City of New York, provided that payment by wire transfer of immediately available funds will be required with respect to principal of, and premium, if any, on all Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. For interest payments paid in kind, the Notes will be payable in accordance with
Section 1 above.

        3. Paying Agent and Registrar. Initially, U.S. Bank, National Association, the Trustee under the Indenture, will act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity in accordance with the Indenture.

        4. Indenture. The Company issued the Notes under an Indenture dated as of March 19, 2002 ("Indenture") between the Company, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code ss.ss. 77aaa-77bbbb)


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

(the "Act"). The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The Notes are limited to $15,000,000 in aggregate principal amount. Notwithstanding the foregoing, the aggregate principal amount of Notes permitted to be outstanding at any time may exceed $15,000,000 by an amount sufficient to permit payments of interest in kind as provided for herein and in the Indenture.

        5.     Optional Redemption.

        (a) The Company shall have the right to redeem the Notes, in whole or in part, at any time after the date of the Indenture at a redemption price equal to 100% of the principal amount of such notes being redeemed, together with accrued and unpaid interest thereon, to the date of redemption.

        (b) Notice of redemption will be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. If any Note or PIK Note is to be redeemed in part only, the notice of redemption that relates to such Note or PIK Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of Holder thereof upon cancellation of the original Note or PIK Note. Notes in denominations larger than $1,000 may be redeemed in part but only in integral multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption unless the Company defaults in such payments due on the redemption date.

        6.     Mandatory Redemption.

               The Company shall not be required to make mandatory redemption payments with respect to the Notes.

        7.     Repurchase at Option of Holder Upon Certain Events.

               After the Company has indefeasibly repaid in full or otherwise fully discharged all of the obligations in respect of Senior Indebtedness, then upon the occurrence of a Change of Control, each Holder shall have the right, at such Holder's option, pursuant to an offer (subject only to conditions required by applicable law, if any) by the Company (the "Change of Control Offer") to require the Company to repurchase all or any part of such Holder's Notes upon the terms set forth in the Indenture.

        8. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law but only to the extent contemplated by the Indenture.

        9. Persons Deemed Owners. The registered Holder of a Note or a PIK Note may be treated as its owner for all purposes.


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        10.    Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture, the Notes or the Guarantees may be waived with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes in accordance with Section 9.02 of the Indenture. Without the consent of any Holder of a Note or a PIK Note, the Indenture or the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, in a manner not adverse to any Holder, to provide for uncertificated Notes in addition to or in place of Certificated Notes, to provide for the assumption of the Company's obligations to the Holders of the Notes in case of a merger, sale or consolidation pursuant to Article 5 of the Indenture, to provide for additional Guarantors, successor guarantors or for the release or assumption of the Guarantee in compliance with the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes (including the addition of any Guarantors) or that does not adversely affect the rights under the Indenture of any such Holder, to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Act or to evidence, and provide for acceptance of, the appointment of a successor Trustee.

        11. Subordination. The payment of principal of, premium, if any, and interest on the Notes will be subordinated in right of payment to all Senior Indebtedness as set forth in Article 10 of the Indenture.

        12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

        13. No Recourse Against Others. A director, officer, employee, incorporator or shareholder, of the Company, as such, shall not have any liability for any Obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such Obligations or their creation, except that this provision shall in no way limit the Obligation of any Guarantor pursuant to any guarantee of the Notes. Each Holder by accepting a Note or PIK Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Notes.

        14. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

        15. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

        16. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of


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redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

        The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

               Pacific Aerospace & Electronics, Inc.
               430 Olds Station Road, Third Floor
               Wenatchee, Washington 98801
               Telephone No.: (509) 667-9600
               Telecopier No.: (509) 667-9696
               Attention: President



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                   SCHEDULE OF EXCHANGES OF CERTIFICATED NOTE

        The following exchanges of a part of this Global Note for Certificated Notes have been made:

                                                                             Principal Amount of this        Signature of
                         Amount of decrease in     Amount of increase in      Global Note following     authorized officer of
                          Principal Amount of    Principal Amount of this         such decrease            Trustee or Note
Date of Exchange           this Global Note             Global Note               (or increase)               Custodian
----------------           ----------------             -----------               -------------               ---------








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                                 Assignment Form

        To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to __________________________________________________________
                            (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ___________________________________________ to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: ____________________

    Your Signature: ____________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee.



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                       Option of Holder to Elect Purchase

        If you want to elect to have this Note purchased by the Company pursuant to Section 4.07 of the Indenture, check the box below:

               [ ]  Section 4.07

        If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.07 of the Indenture, state the amount you elect to have purchased: $__________

Date: ____________________

    Your Signature: ____________________________________________________________
                    (Sign exactly as your name appears on the face of this Note)

Signature Guarantee.




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